EXHIBIT 1(B)

                                 FPL Group, Inc.
                             [FPL Group Capital Inc]
                          [FPL Group Capital Trust __]
                              [FPL Group Trust __]

                           Preferred Trust Securities

                         ------------------------------

                             UNDERWRITING AGREEMENT

                         ------------------------------

                                                       [Date]


To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

     1. Introductory. FPL Group, Inc., a Florida corporation ("FPL Group"), [/1/FPL Group Capital Inc, a Florida corporation and a [wholly-owned] subsidiary of FPL Group ("FPL Group Capital"),] and FPL Group [/1/Capital] Trust __, a statutory trust formed under the Delaware Statutory Trust Act (the "Trust" or "FPL Group [/1/Capital] Trust __," and hereinafter, together with FPL Group [/1/and FPL Group Capital], the "Offerors"), confirm their agreement with respect to the issue and sale by the Trust and the purchase by the Underwriters (as defined below) of the Trust's [__] Preferred Trust Securities, [of the series designation[s], with the terms and in the liquidation amount[s] specified in Schedule I hereto] (the "Preferred Trust Securities").

     The term "Underwriters" as used herein shall be deemed to mean the entity or several entities named in Schedule II hereto and any underwriter substituted as provided in Section 7 hereof and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the entity or entities listed in Schedule I hereto (the "Representatives") are the same as the entity or entities listed in
Schedule II hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such entity or entities. The Representatives represent that they have been authorized by each Underwriter to

--------------------

1 For use with Preferred Trust Securities including FPL Group Capital Subordinated Debentures.

2 For use with Preferred Trust Securities including FPL Group Subordinated Debentures.

enter into this agreement on behalf of such Underwriter and to act for it in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one entity is named in Schedule I hereto, any action under or in respect of this agreement may be taken by such entities jointly as the Representatives or by one of the entities acting on behalf of the Representatives and such action will be binding upon all the Underwriters.

     2. Description of Securities. Each of the Preferred Trust Securities represents a preferred undivided beneficial interest in the assets of the Trust. The Preferred Trust Securities will be issued pursuant to an Amended and Restated Trust Agreement, dated as of ___________, among The Bank of New York, as Property Trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"), certain employees of FPL Group or its affiliates, as Administrative Trustees (the "Administrative Trustees"), FPL Group, as depositor, and the several Holders (as defined therein), in substantially the form heretofore delivered to you as the Representatives, said agreement being hereinafter referred to as the "Trust Agreement." The Preferred Trust Securities will be guaranteed on a subordinated basis by FPL Group as to the payment of distributions and payments upon liquidation or redemption, as and to the extent set forth in the Preferred Trust Securities Guarantee Agreement dated as of __________ (the "Guarantee Agreement"), between FPL Group and The Bank of New York, as trustee (the "Trust Guarantee").

     The proceeds from the sale of the Preferred Trust Securities to the public will be combined with the proceeds from the sale by the Trust to FPL Group of its common securities, representing common undivided beneficial interests in the assets of the Trust (the "Common Securities"), and will be used by the Trust to purchase the subordinated debt securities of the series designation, with the terms and in the principal amount specified in Schedule I hereto to be issued by FPL Group [/1/Capital] (the "FPL Group [/1/Capital] Subordinated Debentures"). The FPL Group [/1/Capital] Subordinated Debentures will be issued pursuant to an Indenture (For Unsecured Subordinated Debt Securities relating to Trust Securities) [/2/between] [/1/among] FPL Group [/1/Capital,] [/2/and] The Bank of New York, as trustee ("Subordinated Indenture Trustee") [/1/, and FPL Group, as guarantor] (the "Subordinated Indenture"). [/1/The FPL Group Capital Subordinated Debentures will be fully and unconditionally guaranteed on a subordinated basis by FPL Group, as set forth in the Subordinated Indenture (the "Subordinated Guarantee")]. The Subordinated Guarantee, together with the Trust Guarantee, are referred to herein as the "Guarantees").] The Preferred Trust Securities and [/1/the Guarantees] [/2/the Trust Guarantee], together with the FPL Group [/1/Capital] Subordinated Debentures, are referred to herein as the "Offered Securities."

     3. Representations and Warranties of the Trust. The Trust represents and warrants to the several Underwriters that:

          (a) [FPL Group Capital Trust II has, together with FPL Group, FPL Group Capital [/2/ Inc, a Florida corporation and a [wholly-owned] subsidiary of FPL Group ("FPL Group Capital")] and FPL Group Capital Trust I, filed with the Securities and Exchange Commission (the "Commission") a joint registration statement, as amended, on Form S-3, including a prospectus ("Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03"), for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of (a)


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     $2,674,900,000 aggregate amount of (i) FPL Group Capital's unsecured debt securities ("Debt Securities"), (ii) FPL Group's shares of common stock, $.01 par value, including the preferred share purchase rights, if any, attached thereto (the "Shares"), (iii) contracts to purchase Shares or other agreements or instruments requiring FPL Group to issue Shares (collectively, "Stock Purchase Contracts"), (iv) units, each representing ownership of a Stock Purchase Contract and any of Debt Securities, Preferred Trust Securities or debt obligations of third parties, including U.S. Treasury securities ("Stock Purchase Units"), (v) FPL Group Capital Subordinated Debentures, and (vi) one or more series of preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II (provided however, that the aggregate value of all such securities or combinations of such securities listed in (i) through (vi) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust I and FPL Group Capital Trust II included in the registration statement may not exceed $1,337,450,000) and (b) FPL Group's guarantees related to the Debt Securities, FPL Group Capital Subordinated Debentures ("Subordinated Guarantee") and one or more series of preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust, threatened by the Commission. All but $[__________] aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 have been previously issued.] The Trust has [also] filed with the Commission a joint registration statement with FPL Group, FPL Group Capital, FPL Group Capital Trust __, [FPL Group [Capital] Trust __] and FPL Group Trust __ on Form S-3, as amended, including a combined prospectus ("Registration Statement Nos. 333-______, 333-______-01, 333-_______-02, 333-_______-03,
     333-_______-04 and 333-_______-05"), for registration under the Securities Act of (a) $2,800,000,000 aggregate amount (i) [FPL Group Capital's unsecured debt securities ("Debt Securities")] [Debt Securities], (ii) [FPL Group's shares of common stock, $.01 par value, including the preferred share purchase rights, if any, attached thereto (the "Shares")] [Shares],
     (iii) shares of one or more series of FPL Group's serial preferred stock, $.01 par value ("FPL Group Preferred Stock"), (iv) shares of one or more series of FPL Group Capital preferred stock, $[.__] par value ("FPL Group Capital Preferred Stock"), (v) [contracts to purchase Shares or other agreements or instruments requiring FPL Group to issue Shares (collectively, "Stock Purchase Contracts")] [Stock Purchase Contracts],
     (vi) [units, each representing ownership of a Stock Purchase Contract and any of Debt Securities, Preferred Trust Securities or debt obligations of third parties, including U.S. Treasury securities ("Stock Purchase Units")] [Stock Purchase Units], (vii) one or more series of subordinated debt securities of FPL Group Capital ("FPL Group Capital Subordinated Debentures") [FPL Group Capital Subordinated Debentures], (viii) one or more series of subordinated debt securities of FPL Group ("FPL Group Subordinated Debentures"), and (ix) one or more series of preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II (provided, however, that the aggregate amount of all such securities or combinations of such securities listed in
     (i) through (ix) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group


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


     Trust I and FPL Group Trust II included in the registration statement may not exceed $1,400,000,000 and (b) FPL Group's guarantees related to the Debt Securities, FPL Group Capital Subordinated Debentures, FPL Group Capital Preferred Stock and one or more series of preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II. [None] [$__________] of the $1,400,000,000 aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-______, 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04
     and 333-_______-05 [has] [have] been previously issued. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust, threatened by the Commission. References herein to the term "Registration Statement" as of any given date shall mean [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and
     333-102173-03 and] Registration Statement Nos. 333-______, 333-______-01,
     333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05, [each]
     as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if the Trust files a joint registration statement with FPL Group, FPL Group Capital, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __ with the Commission pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall mean the [combined] prospectus forming a part of Registration Statement Nos. 333-______, 333-______-01, 333-_______-02,
     333-_______-03, 333-_______-04 and 333-_______-05, as supplemented by a prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 of the general rules and regulations of the Securities Act ("Rule 424"), and as further amended or supplemented as of such date (other than amendments or supplements relating to (i) securities other than the Offered Securities or (ii) when referring to the Prospectus relating to a particular offering of the Offered Securities, Offered Securities other than the Offered Securities being offered on such date), including all Incorporated Documents. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date that Registration Statement Nos. 333-______, 333-______-01, 333-_______-02,
     333-_______-03, 333-_______-04 and 333-_______-05 was declared effective and the time and date of the filing thereafter of FPL Group's most recent Annual Report on Form 10-K, if such filing is made prior to the Closing Date (as hereinafter defined). The prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 shall be substantially in the form delivered to the Representatives prior to the execution of this agreement. Prior to the termination of the offering of the Offered Securities, the Trust will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives and to Hunton & Williams LLP, who are acting as counsel for the several Underwriters ("Counsel for the Underwriters"), or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters. Each of the Underwriters acknowledges that subsequent to the Closing Date, the Trust may file a


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


     post-effective amendment to the Registration Statement in order to file one or more unqualified opinions of counsel pursuant to Rule 462(d) under the Securities Act.

          (b) The Registration Statement at the Effective Date fully complied, and the Prospectus, both on the date it is filed with the Commission pursuant to Rule 424 (such date, the "424 Date") and at the Closing Date, and the Registration Statement and the Trust Agreement, at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended (the "1939 Act"), respectively, and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement, at the Effective Date, did not, and at the Closing Date the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, both on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statements of Eligibility on Form T-1, or amendments thereto, filed as exhibits to the Registration Statement or incorporated into the Registration Statement (collectively, the "Statements of Eligibility") or to any statements or omissions made in the Registration Statement or Prospectus relating to The Depository Trust Company ("DTC") Book-Entry-Only System that are based solely on information contained in published reports of DTC.

          (c) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by the Trust, and the fulfillment of the terms hereof on the part of Trust to be fulfilled, have been duly authorized by all necessary trust action of the Trust in accordance with the provisions of its certificate of trust, trust agreement or other organizational documents (collectively, the "Trust Charter Documents") and applicable law, and the Preferred Trust Securities when issued and delivered as provided herein will constitute valid and binding obligations of the Trust enforceable against it in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity. The performance by the Trust of its obligations under the Trust Agreement does not require any consent, approval, authorization, registration or qualification of or by any governmental agency or body other than those consents, approvals, authorizations, registrations or qualifications as have already been obtained.

          (d) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by the Trust, and the fulfillment of the terms hereof on the part of the Trust to be fulfilled will not


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     result in a breach of any of the terms or provisions of, or constitute a default under, the Trust Charter Documents, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Trust is now a party, or violate any law or any order, rule, decree or regulation applicable to the Trust of any federal or state court, regulatory board or body or administrative agency having jurisdiction over the Trust or any of its property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of the Trust.

          (e) The Trust is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act").

     4. [/1/Representations and Warranties of FPL Group Capital. FPL Group Capital represents and warrants to the several Underwriters that:

          (a) [FPL Group Capital has, together with FPL Group, the Trust and FPL Group Capital Trust I, filed with the Commission Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 for the
     registration under the Securities Act of (a) $2,674,900,000 aggregate amount of (i) Debt Securities, (ii) FPL Group's Shares, (iii) Stock Purchase Contracts, (iv) Stock Purchase Units, (v) FPL Group Capital Subordinated Debentures, and (vi) one or more series of preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II (provided however, that the aggregate value of all such securities or combinations of such securities listed in (i) through (vi) offered for sale to the public by FPL Group, FPL Group Capital, the Trust and FPL Group Capital Trust I included in the registration statement may not exceed $1,337,450,000) and (b) FPL Group's guarantees related to the Debt Securities, FPL Group Capital Subordinated Debentures and one or more series of preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group Capital, threatened by the Commission. All but $[__________] aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 have been previously issued.] FPL Group Capital [also] has filed, together with FPL Group, the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __, with the Commission Registration Statement Nos. 333-______, 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04 and
     333-_______-05 for registration under the Securities Act of (a) $2,800,000,000 aggregate amount of (i) Debt Securities, (ii) Shares, (iii) FPL Group Preferred Stock, (iv) FPL Group Capital Preferred Stock, (v) Stock Purchase Contracts, (vi) Stock Purchase Units, (vii) FPL Group Capital Subordinated Debentures, (viii) FPL Group Subordinated Debentures, and (ix) one or more series of preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III and FPL Group Trust I (provided, however, that the aggregate amount of all such securities or combinations of such securities listed in (i) through (ix) offered for sale to the public by FPL Group, FPL Group Capital, the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __ included in the registration statement may not exceed $1,400,000,000) and (b) FPL


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     Group's guarantees related to the Debt Securities, FPL Group Capital
     Subordinated Debentures, FPL Group Capital Preferred Stock and one or more series of preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II. [None] [$__________] of the $1,400,000,000 aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-______, 333-______-01, 333-_______-02,
     333-_______-03, 333-_______-04 and 333-_______-05 [has] [have] been previously issued. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group Capital, threatened by the Commission. The prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 shall be substantially in the form delivered to the Representatives prior to the execution of this agreement. Prior to the termination of the offering of the Offered Securities, FPL Group Capital will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives and to Counsel for the Underwriters, or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters. Each of the Underwriters acknowledges that subsequent to the Closing Date, FPL Group Capital may file a post-effective amendment to the Registration Statement in order to file one or more unqualified opinions of counsel pursuant to Rule 462(d) under the Securities Act.

          (b) The Registration Statement at the Effective Date fully complied, and the Prospectus, both on the 424 Date and at the Closing Date, and the Registration Statement and the Subordinated Indenture, at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the 1939 Act, respectively, and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement, at the Effective Date, did not, and at the Closing Date the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, both on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statements of Eligibility or to any statements or omissions made in the Registration Statement or Prospectus relating to the DTC Book-Entry-Only System that are based solely on information contained in published reports of DTC.

          (c) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group Capital, and the fulfillment of the terms hereof on the part of FPL Group Capital to be fulfilled, have been duly authorized by all necessary corporate action of


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     FPL Group Capital in accordance with the provisions of its Articles of
     Incorporation (the "FPL Group Capital Charter"), by-laws and applicable law, and the FPL Group Capital Subordinated Debentures when issued and delivered as provided herein will constitute valid and binding obligations of FPL Group Capital enforceable against it in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity. The execution and delivery of the FPL Group Capital Subordinated Debentures and the Subordinated Indenture and the performance by FPL Group Capital of its obligations thereunder do not require any consent, approval, authorization, registration or qualification of or by any governmental agency or body other than those consents, approvals, authorizations, registrations or qualifications as have already been obtained.

          (d) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group Capital, the fulfillment of the terms hereof on the part of FPL Group Capital to be fulfilled, and the compliance by FPL Group Capital with all the terms and provisions of the Subordinated Indenture will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Capital Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL Group Capital is now a party, or violate any law or any order, rule, decree or regulation applicable to FPL Group Capital of any federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL Group Capital or any of its property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole.

          (e) FPL Group Capital and one or more of its direct or indirect subsidiaries has good and marketable title to all of the ownership interests of FPL Energy, LLC and ESI Energy, LLC free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

          (f) FPL Group Capital and each of its direct and indirect significant subsidiaries (as defined in Regulation S-X (17 CFR Part 210)) has been duly organized, is validly existing and is in good standing under the laws of its respective jurisdiction of organization, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole, and has the power and authority as a corporation or other entity necessary to own or hold its respective properties and to conduct the businesses in which it is engaged.

          (g) The FPL Group Capital Subordinated Debentures conform in all material respects to the description thereof in the Prospectus.


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          (h) The Subordinated Indenture (i) has been duly authorized by FPL
     Group Capital by all necessary corporate action, has been duly executed and delivered by FPL Group Capital, and is a valid and binding instrument enforceable against FPL Group Capital in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and (ii) conforms in all material respects to the description thereof in the Prospectus.

          (i) FPL Group Capital is not an "investment company" within the meaning of the 1940 Act.]

     5. Representations and Warranties of FPL Group. FPL Group represents and warrants to the several Underwriters that:

          (a) [FPL Group has, together with FPL Group Capital, the Trust and FPL Group Capital Trust I, filed with the Commission Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 for the
     registration under the Securities Act of (a) $2,674,900,000 aggregate amount of (i) Debt Securities, (ii) FPL Group's Shares, (iii) Stock Purchase Contracts, (iv) Stock Purchase Units, (v) FPL Group Capital Subordinated Debentures, (vi) one or more series of preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II (provided however, that the aggregate value of all such securities or combinations of such securities listed in (i) through (vi) offered for sale to the public by FPL Group, FPL Group Capital, the Trust and FPL Group Capital Trust I included in the registration statement may not exceed $1,337,450,000) and (b) FPL Group's guarantees related to the Debt Securities, FPL Group Capital Subordinated Debentures and one or more series of preferred securities of FPL Group Capital Trust I and FPL Group Capital Trust II. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group, threatened by the Commission. All but $[__________] aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and
     333-102173-03 have been previously issued.] FPL Group [also] has filed, together with FPL Group Capital, the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __, with the Commission Registration Statement Nos. 333-______, 333-______-01, 333-_______-02,
     333-_______-03, 333-_______-04 and 333-_______-05, for registration under the Securities Act of (a) $2,800,000,000 aggregate amount of (i) Debt Securities, (ii) Shares, (iii) FPL Group Preferred Stock, (iv) FPL Group Capital Preferred Stock, (v) Stock Purchase Contracts, (vi) Stock Purchase Units, (vii) FPL Group Capital Subordinated Debentures, (viii) FPL Group Subordinated Debentures, and (ix) one or more series of preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III and FPL Group Trust I (provided, however, that the aggregate amount of all such securities or combinations of such securities listed in (i) through (ix) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II included in the registration statement may not exceed $1,400,000,000) and (b) FPL Group's guarantees related to the Debt

     Securities, FPL Group Capital Subordinated Debentures, FPL Group Capital Preferred Stock and one or more series of preferred securities of FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II. [None] [$_________] of the $1,400,000,000 aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-______, 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05 [has]
     [have] been previously issued. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group, threatened by the Commission. The prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 shall be substantially in the form delivered to the Representatives prior to the execution of this agreement. Prior to the termination of the offering of the Offered Securities, FPL Group will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives and to Counsel for the Underwriters, or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters. Each of the Underwriters acknowledges that subsequent to the Closing Date, FPL Group may file a post-effective amendment to the Registration Statement in order to file one or more unqualified opinions of counsel pursuant to Rule 462(d) under the Securities Act.

          (b) The Registration Statement at the Effective Date fully complied, and the Prospectus, both on the 424 Date and at the Closing Date, and the Registration Statement, and the Trust Agreement, the Subordinated Indenture, the Guarantee Agreement and [/2/Trust Guarantee and the Subordinated Guarantee] [/1/the Guarantees], at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the 1939 Act, respectively, and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement, at the Effective Date, did not, and at the Closing Date the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, both on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and the Incorporated Documents, when filed with the Commission, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statements of Eligibility or to any statements or omissions made in the Registration Statement or Prospectus relating to the DTC Book-Entry-Only System that are based solely on information contained in published reports of DTC.

          (c) The financial statements included as part of or incorporated by reference in the Registration Statement present fairly the consolidated financial condition and results of operations of FPL Group and its subsidiaries taken as a whole, at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise indicated in the Registration Statement; and Deloitte & Touche LLP, who have audited the audited financial statements of FPL Group, are independent public accountants as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder.

          (d) Except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change in the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole, whether or not in the ordinary course of business, nor has any transaction been entered into by FPL Group or any of its subsidiaries that is material to FPL Group and its subsidiaries taken as a whole, other than changes and transactions contemplated by the Registration Statement and Prospectus, and transactions in the ordinary course of business. FPL Group and its subsidiaries have no contingent obligation material to FPL Group and its subsidiaries taken as a whole, which is not disclosed in or contemplated by the Registration Statement and Prospectus.

          (e) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group, and the fulfillment of the terms hereof on the part of FPL Group to be fulfilled, have been duly authorized by all necessary corporate action of FPL Group in accordance with the provisions of its Restated Articles of Incorporation (the "FPL Group Charter"), by-laws and applicable law, and the [/2/Trust Guarantee] [/1/Guarantees] [/2/and the FPL Group Subordinated Debentures] when issued and delivered by FPL Group as provided herein will constitute valid and binding obligation[s] of FPL Group enforceable against FPL Group in accordance with [/2/its] [/1/their] respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity. [/2/The execution and delivery of the FPL Group Subordinated Debentures, the Guarantee Agreement and the Subordinated Indenture] [/1/The execution and delivery of the Guarantee Agreement and the Subordinated Indenture] by FPL Group did not require, and the performance by FPL Group of its obligations thereunder with respect to the Preferred Trust Securities and the FPL Group [/1/Capital] Subordinated Debentures does not require, any consent, approval, authorization, registration or qualification of or by any governmental agency or body other than those consents, approvals, authorizations, registrations or qualifications as have already been obtained.

          (f) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group, the fulfillment of the terms hereof on the part of FPL Group to be fulfilled, and the compliance by FPL Group with (i) all the terms and provisions of the Guarantee Agreement and (ii) [/2/all] the terms and provisions of the FPL Group [/1/Capital] Subordinated Indenture and Trust Agreement [/1/applicable to it], will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL Group or any of its subsidiaries is now a party, or violate any law or any order, rule, decree or regulation applicable to FPL Group or any of its subsidiaries of any Federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL Group or its subsidiaries or any of their respective property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole.

          (g) FPL Group and one or more of its direct or indirect subsidiaries has good and marketable title to all of the common stock (with respect to those subsidiaries which are organized as corporations) or other ownership interests (with respect to those subsidiaries which are organized as limited liability companies) of FPL Group's direct or indirect significant subsidiaries (as defined in Regulation S-X) free and clear of all liens and encumbrances, except such as do not materially affect the value thereof. FPL Group's direct and indirect significant subsidiaries (as defined in Regulation S-X) are Florida Power & Light Company, FPL Group Capital, FPL Energy, LLC and ESI Energy, LLC.

          (h) FPL Group and each of FPL Group's direct and indirect significant subsidiaries (as defined in Regulation S-X) has been duly organized, is validly existing and is in good standing under the laws of its respective jurisdiction of organization, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole, and has the power and authority as a corporation or other entity necessary to own or hold its respective properties and to conduct the businesses in which it is engaged.

          (i) [/2/The FPL Group Subordinated Debentures conform in all material respects to the description thereof in the Prospectus.]

          (j) [/2/The Subordinated Indenture (i) has been duly authorized by FPL Group by all necessary corporate action, and when duly executed and delivered as provided therein, will constitute a valid and binding instrument enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and (ii) conforms in all material respects to the description thereof in the Prospectus.]

          (k) Each of the Trust Agreement [/1/, Subordinated Indenture] and Guarantee Agreement (i) has been duly authorized by FPL Group by all necessary corporate action, has been duly executed and delivered by FPL Group and is a valid and binding instrument enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and (ii) conforms in all material respects to the description thereof in the Prospectus.

          (l) FPL Group is not an "investment company" within the meaning of the 1940 Act.

     6. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions in this agreement, the Trust agrees to sell to the respective Underwriters named in Schedule II hereto, severally and not jointly, and the respective Underwriters agree, severally and not jointly, to purchase from the Trust the respective number of Preferred Trust Securities set forth opposite their respective names in Schedule II hereto at the purchase price for those Preferred Trust Securities set forth in Schedule I hereto.

     The Underwriters agree to make a bona fide public offering of the Preferred Trust Securities and the Trust Guarantee as set forth in the Prospectus, such public offering to be made as soon after the execution of this agreement as practicable, subject, however, to the terms and conditions of this agreement. The Underwriters have advised the Trust that the Preferred Trust Securities will be offered to the public at the amount per Preferred Trust Security as set forth in Schedule I hereto as the Public Offering Price and to certain dealers selected by the Representatives at a price which represents a concession not in excess of the amount of $[__] per Preferred Trust Security under the public offering price as set forth in Schedule I hereto as the Dealers' Concession.

     7. Time, Date and Place of Closing, Default of Underwriter. Delivery of the Preferred Trust Securities and payment therefor by wire transfer in federal funds, shall be made at the time, date and place set forth in Schedule I hereto, or at such other time, date or place as may be agreed upon in writing by FPL Group, the Trust and the Representatives. The Trust hereby directs the Underwriters to make such payment for the Preferred Trust Securities to FPL Group Capital on behalf of the Trust. The time and date of such delivery and payment are herein called the "Closing Date."

     The Preferred Trust Securities shall be delivered to the Representatives for the respective accounts of the Underwriters against payment by the several Underwriters through the Representatives of the purchase price therefor. Delivery of the Preferred Trust Securities shall be made through the facilities of DTC unless FPL Group, the Trust and the Representatives shall otherwise agree. For the purpose of expediting the checking of the Preferred Trust Securities by the Representatives on behalf of the Underwriters, the Trust agrees to make such Preferred Trust Securities available to the Representatives for such purpose at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York 10022, not later than 2:00 P.M., New York City time, on the business day preceding the Closing Date, or at such other time, date or place as may be agreed upon by FPL Group, the Trust and the Representatives. In view of the fact that the proceeds of the sale of the Preferred Trust Securities will be used by the Trust to purchase FPL Group [/1/Capital] Subordinated Debentures, FPL Group [/1/and FPL Group Capital] agree[/2/s] to make the other Offered Securities available to the Representatives for the purposes and at the place and time determined in accordance with the immediately preceding sentence.

     If any Underwriter shall fail to purchase and pay for the number of the Preferred Trust Securities which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any failure on the part of the Offerors to comply with any of the provisions contained herein), the non-defaulting Underwriters shall be obligated to purchase and pay for (in addition to the respective number of the Preferred Trust Securities set forth opposite their respective names in Schedule II hereto) the number of the Preferred Trust Securities which such defaulting Underwriter or Underwriters failed to purchase and pay for, up to a number thereof equal to, in the case of each such remaining Underwriter, ten percent (10%) of the aggregate number of the Preferred Trust Securities set forth opposite the name of such remaining Underwriter in said Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to (i) purchase and pay for (in such proportion as may be agreed upon among them) the remaining number of the Preferred Trust Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, or (ii) substitute another Underwriter or Underwriters, satisfactory to FPL Group and the Trust, to purchase and pay for the remaining number of the Preferred Trust Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If any of the Preferred Trust Securities still remain unpurchased, then FPL Group or the Trust shall be entitled to a further period of 24 hours within which to procure another party or other parties, members of the National Association of Securities Dealers, Inc. (or, if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Conduct Rules) and satisfactory to the Representatives to purchase such Preferred Trust Securities on the terms herein set forth. In the event that, within the respective prescribed periods, (i) the non-defaulting Underwriters notify FPL Group and the Trust that they have arranged for the purchase of such Preferred Trust Securities or (ii) FPL Group or the Trust notifies the non-defaulting Underwriters that it has arranged for the purchase of such Preferred Trust Securities, the non-defaulting Underwriters or FPL Group or the Trust shall have the right to postpone the Closing Date for a period of not more than three full business days beyond the expiration of the respective prescribed periods in order to effect whatever changes may thus be made necessary in the Registration Statement, the Prospectus or in any other documents or arrangements. In the event that neither the non-defaulting Underwriters nor FPL Group or the Trust has arranged for the purchase of such Preferred Trust Securities by another party or parties as above provided, then this agreement shall terminate without any liability on the part of FPL Group, the Trust or FPL Group Capital or any Underwriter (other than an Underwriter which shall have failed or refused, otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder, to purchase and pay for the Preferred Trust Securities which such Underwriter has agreed to purchase as provided in Section [6] hereof), except as otherwise provided in Section [11] and subsections (c) and (e) of Section [8] hereof.

     8. Covenants of the Offerors. The Offerors agree with the several Underwriters that:

          (a) The Offerors will promptly file the Prospectus with the Commission pursuant to Rule 424 under the Securities Act.

          (b) FPL Group will deliver to the Representatives and to Counsel for the Underwriters one signed copy of the Registration Statement or, if a signed copy is not available, one conformed copy of the Registration Statement certified by an officer of FPL Group to be in the form as originally filed, including all Incorporated Documents and exhibits, except those incorporated by reference, which relate to the Offered Securities, including a signed or conformed copy of each consent and certificate included therein or filed as an exhibit thereto. As soon as practicable after the date of this agreement, FPL Group will deliver to the Underwriters through the Representatives as many copies of the Prospectus as the Representatives may reasonably request for the purposes contemplated by the Securities Act.

          (c) FPL Group [/1/Capital] will pay or cause to be paid all expenses in connection with the (i) preparation and filing of the Registration Statement and Prospectus, (ii) issuance and delivery of the Preferred Trust Securities as provided in Section [7] hereof and of the other Offered Securities as contemplated hereby, and (iii) printing and delivery to the Representatives for the account of the Underwriters, in reasonable quantities, of copies of the Registration Statement, the Prospectus, the FPL Group [/1/Capital] Subordinated Indenture, the Trust Agreement and the Guarantee Agreement. FPL Group [/1/Capital] will pay or cause to be paid all taxes, if any (but not including any transfer taxes), on the issuance of the Offered Securities. The Offerors shall not, however, be required to pay any amount for any expenses of the Representatives or any of the Underwriters, except that if this agreement shall be terminated in accordance with the provisions of Sections [9] or [10] hereof, FPL Group [/1/Capital] will pay or cause to be paid the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event and FPL Group [/1/and/or FPL Group Capital] shall reimburse the Underwriters for out-of-pocket expenses reasonably incurred by them in connection with the transactions contemplated by this agreement, not in excess, however, of an aggregate of $5,000. None of the Offerors shall in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

          (d) During a period of nine months after the date of this agreement, if any event relating to or affecting any of the Offerors shall occur which, in the opinion of FPL Group [/1/or FPL Group Capital], should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, FPL Group will forthwith at its expense prepare and furnish to the Representatives a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that as supplemented or amended it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing copies of any such amendment or supplement. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the date of this agreement, FPL Group upon the request of the Representatives will furnish to the Representatives, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended Prospectus or supplements or amendments to the Prospectus complying with Section 10 of the Securities Act.

          (e) The Offerors will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Preferred Trust Securities, the Trust Guarantee, and to the extent required or advisable, the other Offered Securities, for offer and sale under the blue sky laws of such jurisdictions as the Representatives may designate and will pay or cause to be paid filing fees and expenses (including fees of counsel not to exceed $5,000 and reasonable disbursements of counsel), provided that none of the Offerors shall be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction, or to meet other requirements deemed by any Offeror to be unduly burdensome.

          (f) FPL Group will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement (which need not be audited, unless required so to be under Section 11(a) of the Securities
     Act) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

          (g) The Offerors will advise the Representatives promptly of the filing of the Prospectus pursuant to Rule 424 and of any amendment or supplement to the Prospectus or Registration Statement or, prior to the termination of the offering of the Offered Securities hereunder, of official notice of the institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use every commercially reasonable effort to obtain the prompt removal thereof.

          (h) If FPL Group [/1/Capital] Subordinated Debentures are distributed to holders of Preferred Trust Securities upon liquidation of the Trust, FPL Group [/1/Capital] will take such action as is required in order to comply with (or be exempt from) all applicable securities or blue sky laws of the various jurisdictions in the United States in connection with such distribution. The provisions of this Section [8](h) shall survive the delivery of the Preferred Trust Securities.

     9. Conditions of Underwriters' Obligations to Purchase and Pay for Preferred Trust Securities. The several obligations of the Underwriters to purchase and pay for the Preferred Trust Securities shall be subject to the performance by the Offerors of their obligations to be performed hereunder on or prior to the Closing Date and to the following conditions:

          (a) The representations and warranties made by the Offerors herein shall be true and correct in all material respects as of the Closing Date as if made on and as of such date and the Representatives shall have received, prior to payment for the Preferred Trust Securities, a certificate from each of the Offerors dated the Closing Date and signed by an officer, in the case of FPL Group [/1/and FPL Group Capital], and by an administrative trustee or authorized representative in the case of the Trust, to that effect.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall be in effect on the Closing Date; no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date; and the Representatives shall have received, prior to payment for the Preferred Trust Securities, a certificate from each of FPL Group [/1/, FPL Group Capital] and the Trust dated the Closing Date and signed by an officer in the case of FPL Group [/1/and FPL Group Capital] and by an administrative trustee or authorized representative in the case of the Trust, to the effect that, to the best of his or her knowledge, no such order is in effect and no proceedings for either such purpose are pending before, or to the knowledge of FPL Group [/1/, FPL Group Capital] and the Trust, as the case may be, threatened by, the Commission.

          (c) On the Closing Date, the Representatives shall have received from Steel Hector & Davis LLP, counsel to FPL Group [/1/and FPL Group Capital], Thelen Reid & Priest LLP, co-counsel to FPL Group [/1/and FPL Group Capital], Hunton & Williams LLP, Counsel for the Underwriters, and [Morris, James, Hitchens & Williams LLP], special Delaware counsel to FPL Group [/1/, FPL Group Capital] and the Trust, opinions (with a copy for each of the Underwriters) in substantially the form and substance prescribed in Schedules III, IV, V and VI hereto (i) with such changes therein as may be agreed upon by the Offerors and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Offered Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

          (d) (i) At the Closing Date, the Representatives shall have received from Deloitte & Touche LLP a letter (with copies thereof for each of the Underwriters) to the effect that (i) they are independent public accountants with respect to FPL Group within the meaning of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements of FPL Group audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder; (iii) on the basis of performing a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, and in Statement on Auditing Standards No. 100, Interim Financial Information, on the unaudited condensed consolidated financial statements of FPL Group, if any, incorporated by reference in the Prospectus, a reading of the latest available interim unaudited condensed consolidated financial statements of FPL Group since the close of FPL Group's most recent audited fiscal year, reading the minutes and consents of the Board of Directors and the Finance Committee of the Board of Directors and of the shareholders of FPL Group since the end of the most recent audited fiscal year, and inquiries of officials of FPL Group who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (a) the unaudited condensed consolidated financial statements of FPL Group, if any, incorporated by reference in the Prospectus (1) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder and (2) except as disclosed in the Prospectus, are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of FPL Group incorporated by reference in the Prospectus; (b) at the date of the latest available interim balance sheet read by them and at a specified date not more than five days prior to the Closing Date there was any change in the capital stock or long-term debt of FPL Group and its subsidiaries, or decrease in FPL Group's common shareholders' equity, in each case as compared with amounts shown in the most recent consolidated balance sheet incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases which the Prospectus discloses have occurred or may occur, or as occasioned by the declaration, provision for, or payment of dividends, or as occasioned by the sale of common stock pursuant to any employee or director benefit or compensation plan or the dividend reinvestment plan or the repurchase of common stock by FPL Group or which are described in such letter; or (c) for the period from the date of the most recent [condensed] consolidated balance sheet incorporated by reference in the Prospectus to the latest available interim balance sheet read by them and for the period from the date of the latest available interim balance sheet read by them to a specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in total consolidated operating revenues or in net income, except in all instances for decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and (iv) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included in the Prospectus and Exhibit 12 to the Registration Statement and such other items as the Representatives may reasonably request.

          (e) Since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, and up to the Closing Date, (i) there shall have been no material adverse change in the business, properties or financial condition of [/1/(a) FPL Group Capital and its subsidiaries taken as a whole or (b)] FPL Group and its subsidiaries taken as a whole, except in each case as disclosed in or contemplated by the Registration Statement and Prospectus, and (ii) there shall have been no material transaction entered into by [/1/(a) FPL Group Capital or any of its subsidiaries that is material to FPL Group Capital and its subsidiaries taken as a whole or (b)] FPL Group or any of its subsidiaries that is material to FPL Group and its subsidiaries taken as a whole, in each case other than transactions disclosed in or contemplated by the Registration Statement and the Prospectus, and transactions in the ordinary course of business; and at the Closing Date, the Representatives shall have received a certificate to such effect from [/1/each of FPL Group Capital and] FPL Group signed by an officer of [/1/FPL Group Capital or] FPL Group, as the case may be.

          (f) All legal proceedings to be taken in connection with the issuance and sale of the Preferred Trust Securities and the Trust Guarantee shall have been satisfactory in form and substance to Counsel for the Underwriters.

          (g) [The Preferred Trust Securities shall have been approved for listing on The New York Stock Exchange, Inc. ("NYSE") upon official notice of issuance.]

     In case any of the conditions specified above in this Section [9] shall not have been fulfilled, this agreement may be terminated by the Representatives upon mailing or delivering written notice thereof to the Offerors. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section [8] hereof.

     10. Condition of the Offerors' Obligations. The obligations of the Trust and FPL Group to deliver the Preferred Trust Securities and the Trust Guarantee, respectively, to the Representatives for the respective accounts of the Underwriters and the obligations of [/1/FPL Group Capital and] FPL Group to deliver the FPL Group [/1/Capital] Subordinated Debentures [/1/and the Subordinated Guarantee, respectively,] to the Trust shall be subject to the following condition:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall be in effect on the Closing Date, and no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date; and

          (b) No "Tax Event" (as defined in the Trust Agreement) shall have occurred and be continuing on the Closing Date.

     In case the condition specified above in this Section [10] shall not have been fulfilled, this agreement may be terminated by the Offerors upon mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section [8] hereof.

     11.  Indemnification.

          (a) The Offerors, jointly and severally, agree to indemnify and hold harmless each Underwriter, each officer and director of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each such Underwriter, officer, director and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the Effective Date of the Registration Statement), including all Incorporated Documents, or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) of Section [11] shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing, to the Offerors by or on behalf of any Underwriter, through the Representatives, expressly for use in connection with the preparation of any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from the Statements of Eligibility on Form T-1 of the respective Trustees under the Subordinated Indentures, the Trust Agreement, the Guarantee Agreement, the Senior Indenture and the Senior Guarantee Agreement and of the Purchase Contract Agent under the Purchase Contract Agreement; and provided, further, that the indemnity agreement contained in this subsection (a) of Section [11] in respect of any preliminary prospectus (and for purposes of clause (ii) below, the Prospectus) shall not inure to the benefit of any Underwriter (or of any officer or director of or person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Preferred Trust Securities to any person if such Underwriter shall have failed to send or give to such person (i) with or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as amended or supplemented, if any amendments or supplements thereto shall have been furnished at or prior to the time of written confirmation of the sale involved, but exclusive of any Incorporated Documents, unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus is not corrected in the Prospectus or the Prospectus as amended or supplemented at the time of confirmation, or (ii) with or prior to the delivery of such Preferred Trust Securities to such person, a copy of any amendment or supplement to the Prospectus which shall have been furnished subsequent to such written confirmation and prior to the delivery of such Preferred Trust Securities to such person, but exclusive of any Incorporated Documents, unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus or the Prospectus was not corrected in the Prospectus or in such amendment or supplement at the time of such delivery of such Preferred Trust Securities. The indemnity agreement of the Offerors contained in this subsection (a) of Section [11] and the representations and warranties of the Trust[, /1/FPL Group Capital] and FPL Group contained in Sections [3], [4] and [5] hereof, respectively, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, officer, director or any such controlling person, and shall survive the delivery of the Preferred Trust Securities. The Underwriters agree promptly to notify each of the Offerors, and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them or any such officer, director or controlling person in connection with the issuance and sale of the Preferred Trust Securities.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Offerors, their respective officers and directors, and each person who controls the Trust[, /1/FPL Group Capital] or FPL Group, as the case may be, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing, to the Offerors by or on behalf of such Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The Underwriters hereby furnish to the Offerors in writing expressly for use in the [preliminary prospectus, the] Registration Statement and Prospectus, [insert information provided by the Underwriters]. Each of the Offerors acknowledge that the statements set forth in the preceding sentence constitute the only information furnished in writing by or on behalf of the several Underwriters expressly for inclusion in any preliminary prospectus, the Registration Statement or the Prospectus. The indemnity agreement of the respective Underwriters contained in this subsection (b) of Section [11] shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Offerors or any of their respective officers or directors or any such other Underwriter or any such controlling person, and shall survive the delivery of the Preferred Trust Securities. The Offerors agree promptly to notify the Representatives of the commencement of any litigation or proceedings against any of the Offerors (or any controlling person thereof) or any of their respective officers or directors in connection with the issuance and sale of the Offered Securities.

          (c) The Offerors and the several Underwriters each agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid, in respect of which indemnity or contribution may be sought under the provisions of this Section [11], it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity or contribution shall be sought thereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party or parties shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if each of the indemnifying parties shall elect not to assume the defense of such action, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party or parties, to participate in the defense of such action on behalf of such indemnified party or parties at the expense of the indemnifying party or parties (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action). The Offerors and the several Underwriters each agree that without the prior written consent of the other parties to such action who are parties to this agreement, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim or proceeding in respect of which such party intends to seek indemnity or contribution under the provisions of this Section [11], unless such settlement, compromise or consent (i) includes an unconditional release of such other parties from all liability arising out of such claim or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other parties.

          (d) If, or to the extent, the indemnification provided for in subsections (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subsections (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Preferred Trust Securities pursuant to this agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution with respect thereto from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or the Underwriters and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Preferred Trust

     Securities underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this subsection (d) are several and not joint and shall be in the same proportion as such Underwriter's obligation to underwrite Preferred Trust Securities is to the total amount of Preferred Trust Securities set forth in Schedule II hereto.

     12. Termination. This agreement may be terminated by the Representatives by delivering written notice thereof to the Offerors, at any time prior to the Closing Date, if after the date hereof and at or prior to the Closing Date:

          (a) (i) there shall have occurred any general suspension of trading in securities on the NYSE or there shall have been established by the NYSE or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any general restrictions on the distribution of securities, or trading in any securities of FPL Group [/1/or FPL Group Capital] shall have been suspended or limited by any exchange located in the United States or on the over-the-counter market located in the United States or a general banking moratorium declared by New York or federal authorities or (ii) there shall have occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities, including, but not limited to, an escalation of hostilities which existed prior to the date of this agreement, any other national or international calamity or crisis or any material adverse change in financial, political or economic conditions affecting the United States, the effect of any such event specified in this clause (ii) being such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to proceed with the offering of the Preferred Trust Securities as contemplated in the Prospectus or for the Underwriters to enforce contracts for the sale of the Preferred Trust Securities, or

          (b) (i) there shall have been any downgrading or any notice of any intended or potential downgrading in the ratings accorded to the Preferred Trust Securities or the FPL Group [/1/Capital] Subordinated Debentures or any securities of FPL Group [/1/Capital] which are of the same class as the FPL Group [/1/Capital] Subordinated Debentures by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), or (ii) either Moody's or S&P shall have publicly announced that either has under surveillance or review, with possible negative implications, its ratings of the Preferred Trust Securities or the FPL Group [/1/Capital] Subordinated Debentures or any securities of FPL Group [/1/Capital] which are of the same class as the FPL Group [/1/Capital] Subordinated Debentures, the effect of any such event specified in (i) or (ii) above which, in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to consummate the sale of the Preferred Trust Securities and the delivery of the Preferred Trust Securities by the several Underwriters at the initial public offering price.

This agreement may also be terminated at any time prior to the Closing Date if in the judgment of the Representatives the subject matter of any amendment or supplement to the Registration Statement or the Prospectus prepared and furnished by the Offerors after the date hereof reflects a material adverse change in the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole [/1/or FPL Group Capital and its subsidiaries taken as a whole] which renders it either inadvisable to proceed with such offering, if any, or inadvisable to proceed with the delivery of the Preferred Trust Securities, as the case may be, to be purchased hereunder. Any termination of this agreement pursuant to this Section 12 shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section 8 hereof.

     13. Miscellaneous. The validity and interpretation of this agreement shall be governed by the laws of the State of New York, without regard to conflicts of law principles thereunder. This agreement shall inure to the benefit of, and be binding upon, the Offerors, the several Underwriters and, with respect to the provisions of Section [11] hereof, each officer, director or controlling person referred to in said Section [11], and their respective successors. Nothing in this agreement is intended or shall be construed to give to any other person or entity any legal or equitable right, remedy or claim under or in respect of this agreement or any provision herein contained. The term "successors" as used in this agreement shall not include any purchaser, as such purchaser, of any Preferred Trust Securities from any of the several Underwriters.

     14. Notices. All communications hereunder shall be in writing or by telegram and, if to the Underwriters, shall be mailed or delivered to the Representatives at the address set forth in Schedule I hereto, or if to FPL Group[/1/, FPL Group Capital] or the Trust, shall be mailed or delivered to it at 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Treasurer.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                                 Very truly yours,

                                                 FPL Group [/1/Capital] Trust __


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:  Administrative
                                                             Trustee


                                                 FPL Group, Inc.


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                 [/1/FPL Group Capital Inc]


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


Accepted and delivered as of the date first above written:


------------------------------



By:
   ---------------------------
     Name:
     Title:


Acting on [its] [their] own behalf and on behalf of the other several Underwriters referred to in the foregoing agreement.

                                   SCHEDULE I

Underwriting Agreement dated _______, 200__

Registration Statement [Nos. 333-102173, 333-102173-01, 333-102173-02, and
333-102173-03 and Registration Statement] Nos. 333-_______, 333-_______-01,
333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05

Representatives and Addresses:




Preferred Trust Securities:
                  Designation:
                  Number of Preferred Trust Securities:
                  Aggregate Liquidation Amount: $
                  Public Offering Price: $
                  Underwriting Discount: $
                  Purchase Price: $
                  Dealers' Concession: $
                  Closing Date, Time and Location:
                  ________, 200__ at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York at ____ a.m.

FPL Group [/1/Capital] Subordinated Debentures:
                  Designation:
                  Principal Amount:
                  Date of Maturity:
                  Interest Rate:

                                   SCHEDULE II


                                                               Number of
                                                            Preferred Trust
             Underwriter                                       Securities
             -----------


                                                            ---------------
            Total.........................................  ===============

                                  SCHEDULE III

                    [LETTERHEAD OF STEEL HECTOR & DAVIS LLP]




                                                       [Date]


as Representatives of the Underwriters
named in Schedule II to the
Agreement, as herein described

Ladies and Gentlemen:

     We have acted as counsel to FPL Group, Inc. ("FPL Group") [, /1/FPL Group Capital Inc ("FPL Group Capital")] and FPL Group [Capital] Trust __ ("Trust") in connection with (a) the authorization and issuance (i) by the Trust of $_____ aggregate liquidation amount of its Preferred Trust Securities (the "Preferred Trust Securities"), (ii) by FPL Group [/1/Capital] of $_________ aggregate principal amount of its Junior Subordinated Debentures, Series due __________ (the "Junior Subordinated Debentures"), issued under the Indenture (For Unsecured Subordinated Debentures relating to Trust Securities), dated as of [/1/March 1, 2004] [/2/_____________] (the "Subordinated Indenture"),
[/2/between] [/1/among] FPL Group [/1/Capital], as issuer, [/1/FPL Group, as guarantor,] and The Bank of New York, as Subordinated Indenture Trustee, and
(iii) the guarantee by FPL Group on a subordinated basis of [/1/(x) the Junior Subordinated Debentures ("Subordinated Debenture Guarantee") pursuant to the terms of the Subordinated Indenture and (y)] the Preferred Trust Securities (the "Preferred Trust Securities Guarantee," [/1/and together with the Subordinated Debenture Guarantee, the "Subordinated Guarantees"]), pursuant to the Preferred Trust Securities Guarantee Agreement, dated as of __________ (the "Preferred Trust Securities Guarantee Agreement"), between FPL Group, as guarantor, and The Bank of New York, as Preferred Trust Securities Guarantee Trustee, and (b) the sale of the Preferred Trust Securities to you in accordance with the Underwriting Agreement, dated __________ (the "Agreement"), among you, FPL Group[, 1FPL Group Capital] and the Trust. Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

     We have participated in the preparation of or reviewed (1) [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02, and 333-102173-03,
which became effective on April 3, 2003, which registration statement was filed by FPL Group, FPL Group Capital, the Trust and FPL Group Capital Trust I with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act")] (2) Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03, 333-_______-04 and
333-_______-05, which became effective on ___________which registration statement was filed by FPL Group, FPL Group Capital, the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __ with the


                                      III-1

Commission under the Securities Act (references herein to the term "Registration Statement" as of any given date shall mean [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 and] Registration
Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03,
333-_______-04 and 333-_______-05, [each] as amended and supplemented to such date, including those documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")); (3) the [combined] prospectus dated __________ forming a part of Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02,
333-________-03, 333-______-04 and 333-_______-05, as supplemented by a prospectus supplement dated __________ relating to the Preferred Trust Securities, Junior Subordinated Debentures and [/2/the Preferred Trust Securities Guarantee] [/1/the Subordinated Guarantees], both such prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act ("Rule 424" and references herein to the "Prospectus" as of any given date shall refer to such prospectus, as supplemented by the prospectus supplement relating to the Preferred Trust Securities, Junior Subordinated Debentures and [/2/the Preferred Trust Securities Guarantee] [/1/the Subordinated Guarantees] filed pursuant to Rule 424, and as further amended and supplemented to such date, including the Incorporated Documents); (4) the Subordinated Indenture; (5) the Preferred Trust Securities Guarantee Agreement; (6) the Agreement as to Expenses and Liabilities, dated as of __________ ("Agreement as to Expenses"), between FPL Group and the Trust; (7) the Amended and Restated Trust Agreement, dated as of __________ (the "Trust Agreement"), among The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, FPL Group, as depositor, certain employees of FPL Group, as Administrative Trustees, and the several Holders (as defined therein); (8) the corporate proceedings of FPL Group with respect to the Registration Statement, the Subordinated Indenture [/2/the Junior Subordinated Debentures], [/2/the Preferred Trust Securities Guarantee] [/1/, the Subordinated Guarantees], the Preferred Trust Securities Guarantee Agreement, the Trust Agreement and the Agreement as to Expenses; [/1/(9) the corporate proceedings of FPL Group Capital with respect to the Registration Statement, the Subordinated Indenture and the Junior Subordinated Debentures;]
(10) FPL Group's Restated Articles of Incorporation as amended to the date hereof (the "FPL Group Charter") and Bylaws as amended to the date hereof (the "FPL Group Bylaws"); [/1/(11) FPL Group Capital's Articles of Incorporation as amended to the date hereof (the "FPL Group Capital Charter;" and each of the FPL Group Charter and the FPL Group Capital Charter, a "Charter") and Bylaws as amended to the date hereof (the "FPL Group Capital Bylaws")]; and (12) such other corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion.

     Upon the basis of the foregoing, we advise you that:

                                       I.

     FPL Group [/1/and FPL Group Capital each] is a validly organized and existing corporation and is in good standing under the laws of the State of Florida, and [/1/each] has valid franchises, licenses and permits adequate for the conduct of its [/1/respective] businesses.

                                       II.



                                      III-2

     FPL Group [/1/and FPL Group Capital each] is a corporation duly authorized by its Charter to conduct the businesses which it is now conducting as set forth in the Prospectus.

                                      III.

     The Subordinated Indenture has been duly authorized by [/1/FPL Group Capital and] FPL Group by all necessary corporate action, has been duly and validly executed and delivered by [/1/FPL Group Capital and] FPL Group, and is a valid and binding obligation of [/1/FPL Group Capital and] FPL Group enforceable against [/1/FPL Group Capital and] FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

                                       IV.

     The Junior Subordinated Debentures are valid and binding obligations of FPL Group [/1/Capital] enforceable against FPL Group [/1/Capital] in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

                                       V.

     The Preferred Trust Securities Guarantee Agreement and Agreement as to Expenses have been duly authorized by FPL Group by all necessary corporate action, have been duly and validly executed and delivered by FPL Group, and are valid and binding obligations of FPL Group enforceable against FPL Group in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

                                       VI.

     To our knowledge after due inquiry, [/1/FPL Group Capital or one or more of its direct or indirect subsidiaries has good and marketable title to all of the membership interests in FPL Energy, LLC and ESI Energy LLC free and clear of all liens and encumbrances, except such as do not materially affect the value thereof, and] FPL Group or one or more of its direct or indirect subsidiaries has good and marketable title to all of the common stock of Florida Power & Light Company and FPL Group Capital free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

                                      VII.

     Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no opinion, the Registration Statement, at the Effective Date and the Prospectus, at the 424 Date, complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions,


                                     III-3
rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement became, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                                      VIII.

     The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms contained in the Agreement and, with respect to (i) the Junior Subordinated Debentures, the compliance by FPL Group [/1/Capital and FPL Group] with all the terms and provisions of the Subordinated Indenture [/1/applicable to each of them] and (ii) the Preferred Trust Securities, the compliance by FPL Group with all the terms and provisions of the Preferred Trust Securities Guarantee Agreement, Preferred Trust Securities Guarantee, Trust Agreement and Agreement as to Expenses, will not result in a breach of any of the terms or provisions of, or constitute a default under, as the case may be, the FPL Group Charter or the FPL Group Bylaws [/1/or the FPL Group Capital Charter or the FPL Group Capital Bylaws], or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to us to which FPL Group [/1/or FPL Group Capital,] or any of [/1/their respective] [/2/its] subsidiaries [/1/, as the case may be,] is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL Group [/1/or FPL Group Capital, each] together with [/1/their respective] [/2/its] respective subsidiaries taken as a whole [/1/, as the case may be].

                                       IX.

     To the best of our knowledge, no approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction, as to which we express no opinion, and other than those that have been obtained) is legally required for the authorization of the issuance and sale of the Junior Subordinated Debentures [/1/as guaranteed pursuant to the Subordinated Debenture Guarantee] or the Preferred Trust Securities as guaranteed pursuant to the Preferred Trust Securities Guarantee.

                                       X.

     The statements made in the Prospectus under the headings ["Description of Preferred Trust Securities," "Description of the Preferred Trust Securities Guarantee," and "Description of the Junior Subordinated Debentures and the Subordinated Guarantee,"] insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                                       XI.

     The Subordinated Indenture [/1/(including the Subordinated Debenture Guarantee)], the Preferred Trust Securities Guarantee Agreement and the Trust Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.


                                     III-4

                                      XII.

     The Agreement has been duly and validly authorized, executed and delivered by [/1/each of] FPL Group [, 1FPL Group Capital] and the Trust.

                                      XIII.

     [The Preferred Trust Securities have been listed, upon official notice of issuance on The New York Stock Exchange, Inc.]

                                      XIV.

     Except as stated or referred to in the Prospectus, to our knowledge after due inquiry, there is no material pending legal proceeding to which FPL Group or any of its subsidiaries [/1/or FPL Group Capital or any of its subsidiaries is a party] or of which property of FPL Group or any of its subsidiaries [/1/or FPL Group Capital or any of its subsidiaries] is the subject which is reasonably likely to be determined adversely and, if determined adversely, might reasonably be expected to have a material adverse effect on FPL Group and its subsidiaries taken as a whole [/1/or FPL Group Capital and its subsidiaries taken as a whole, as the case may be], and, to the best of our knowledge, no such proceeding is known to be contemplated by governmental authorities.

     In rendering the foregoing opinion, we have assumed that the certificates representing the Common Trust Securities of the Trust (the "Common Trust Securities"), the Preferred Trust Securities and the Junior Subordinated Debentures will conform to specimens examined by us, that the Junior Subordinated Debentures will be duly authenticated by the Subordinated Indenture Trustee under the Subordinated Indenture, that the certificates representing the Common Trust Securities and the Preferred Trust Securities will, if required by the Subordinated Indenture, be duly countersigned by the transfer agent and duly registered by the registrar thereof, and that the Preferred Trust Securities and Junior Subordinated Debentures will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified. [Insert additional assumptions, if applicable.]

     Other than with respect to the opinion expressed in Paragraph X hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL Group [/1/and FPL Group Capital], certain of [/2/its] [/1/their] other legal counsel, [/2/its] [/1/their] independent public accountants and your representatives. Additionally, as counsel to FPL Group [/1/and FPL Group Capital], we have responsibility for certain of [/2/its] [/1/their] legal matters. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no belief), that [any part of] the Registration Statement, [at the Effective Date] [when such part became effective], contained an untrue statement of a material


                                     III-5
fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, an untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We are members of the Florida Bar and do not hold ourselves out as experts on the laws of New York or the laws of Delaware, and accordingly, this opinion is limited to the laws of Florida and the federal laws of the United States insofar as they bear on matters covered hereby. As to all matters of New York law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by Thelen Reid & Priest LLP, New York, New York. As to all matters of Delaware law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by [Morris, James, Hitchens & Williams LLP], Wilmington, Delaware, including the assumptions, qualifications, limitations and exceptions therein. As to all matters of Florida law, Thelen Reid & Priest LLP and Hunton & Williams LLP are hereby authorized to rely upon this opinion as though it were rendered to each of them.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written permission. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                                        Very truly yours,


                                                        STEEL HECTOR & DAVIS LLP


                                     III-6

                                   SCHEDULE IV

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]




                                                       [Date]



as Representatives of the Underwriters
named in Schedule II to the
Agreement, as herein described

Ladies and Gentlemen:

     We have acted as special counsel to FPL Group, Inc. ("FPL Group") [/1/,
FPL Group Capital Inc ("FPL Group Capital")] and FPL Group [Capital] Trust __ ("Trust") in connection with (a) the authorization and issuance (i) by the Trust of $_____ aggregate liquidation amount of its Preferred Trust Securities (the "Preferred Trust Securities"), (ii) by FPL Group [/1/Capital] of $_________ aggregate principal amount of its Junior Subordinated Debentures, Series due __________ (the "Junior Subordinated Debentures"), issued under the Indenture (For Unsecured Subordinated Debentures relating to Trust Securities), dated as of [/1/March 1, 2004] [/2/_____________] (the "Subordinated Indenture"),
[/2/between] [/1/among] FPL Group [/1/Capital], as issuer, [/1/FPL Group, as guarantor,] and The Bank of New York, as Subordinated Indenture Trustee, and
(iii) the guarantee by FPL Group on a subordinated basis of [/1/(x) the Junior Subordinated Debentures ("Subordinated Debenture Guarantee") pursuant to the terms of the Subordinated Indenture and (y)] the Preferred Trust Securities (the "Preferred Trust Securities Guarantee," [/1/and together with the Subordinated Debenture Guarantee, the "Subordinated Guarantees"]), pursuant to the Preferred Trust Securities Guarantee Agreement, dated as of __________ (the "Preferred Trust Securities Guarantee Agreement"), between FPL Group, as guarantor, and The Bank of New York, as Preferred Trust Securities Guarantee Trustee, and (b) the sale of the Preferred Trust Securities to you in accordance with the Underwriting Agreement, dated __________ (the "Agreement"), among you, FPL Group[, 1FPL Group Capital] and the Trust. Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

     We have participated in the preparation of or reviewed (1) [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02, and 333-102173-03,
which became effective on April 3, 2003, which registration statement was filed by FPL Group, FPL Group Capital, the Trust and FPL Group Capital Trust I with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act")] (2) Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03, 333-_______-04 and
333-_______-05, which became effective on ___________which registration statement was filed by FPL Group, FPL Group Capital, the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __ with the Commission under the Securities Act (references herein to the term "Registration

Statement" as of any given date shall mean [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 and] Registration
Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03,
333-_______-04 and 333-_______-05, [each] as amended and supplemented to such date, including those documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")); (3) the [combined] prospectus dated __________ forming a part of Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02,
333-________-03, 333-______-04 and 333-_______-05, as supplemented by a prospectus supplement dated __________ relating to the Preferred Trust Securities, Junior Subordinated Debentures and [/2/the Preferred Trust Securities Guarantee] [/1/the Subordinated Guarantees], both such prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act ("Rule 424" and references herein to the "Prospectus" as of any given date shall refer to such prospectus, as supplemented by the prospectus supplement relating to the Preferred Trust Securities, Junior Subordinated Debentures and [/2/the Preferred Trust Securities Guarantee] [/1/the Subordinated Guarantees] filed pursuant to Rule 424, and as further amended and supplemented to such date, including the Incorporated Documents); (4) the Subordinated Indenture; (5) the Preferred Trust Securities Guarantee Agreement; (6) the Agreement as to Expenses and Liabilities, dated as of __________ ("Agreement as to Expenses"), between FPL Group and the Trust; (7) the Amended and Restated Trust Agreement, dated as of __________ (the "Trust Agreement"), among The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, FPL Group, as depositor, certain employees of FPL Group, as Administrative Trustees, and the several Holders (as defined therein); (8) the corporate proceedings of FPL Group with respect to the Registration Statement, the Subordinated Indenture [/2/the Junior Subordinated Debentures], [/2/the Preferred Trust Securities Guarantee] [/1/, the Subordinated Guarantees], the Preferred Trust Securities Guarantee Agreement, the Trust Agreement and the Agreement as to Expenses; [/1/(9) the corporate proceedings of FPL Group Capital with respect to the Registration Statement, the Subordinated Indenture and the Junior Subordinated Debentures;]
(10) FPL Group's Restated Articles of Incorporation as amended to the date hereof (the "FPL Group Charter") and Bylaws as amended to the date hereof (the "FPL Group Bylaws"); [/1/(11) FPL Group Capital's Articles of Incorporation as amended to the date hereof (the "FPL Group Capital Charter;" and each of the FPL Group Charter and the FPL Group Capital Charter, a "Charter") and Bylaws as amended to the date hereof (the "FPL Group Capital Bylaws")]; and (12) such other corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion.

     Upon the basis of the foregoing, we advise you that:

                                       I.

     The Subordinated Indenture has been duly authorized by [/1/FPL Group Capital and] FPL Group by all necessary corporate action, has been duly and validly executed and delivered by [/1/FPL Group Capital and] FPL Group, and is a valid and binding obligation of [/1/FPL Group Capital and] FPL Group enforceable against [/1/FPL Group Capital and] FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

                                       II.

     The Junior Subordinated Debentures are valid and binding obligations of FPL Group [/1/Capital] enforceable against FPL Group [/1/Capital] in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

                                      III.

     The Preferred Trust Securities Guarantee Agreement and Agreement as to Expenses have been duly authorized by FPL Group by all necessary corporate action, have been duly and validly executed and delivered by FPL Group, and are valid and binding obligations of FPL Group enforceable against FPL Group in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

                                       IV.

     To our knowledge after due inquiry, [/1/FPL Group Capital or one or more of its direct or indirect subsidiaries has good and marketable title to all of the membership interests in FPL Energy, LLC and ESI Energy LLC free and clear of all liens and encumbrances, except such as do not materially affect the value thereof, and] FPL Group or one or more of its direct or indirect subsidiaries has good and marketable title to all of the common stock of Florida Power & Light Company and FPL Group Capital free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

                                       V.

     Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no opinion, the Registration Statement, at the Effective Date and the Prospectus, at the 424 Date, complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement became, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                                       VI.

     The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms contained in the Agreement and, with respect to (i) the Junior Subordinated Debentures, the compliance by FPL Group [/1/Capital and FPL Group] with all the terms and provisions of the Subordinated Indenture

[/1/applicable to each of them] and (ii) the Preferred Trust Securities, the compliance by FPL Group with all the terms and provisions of the Preferred Trust Securities Guarantee Agreement, Preferred Trust Securities Guarantee, Trust Agreement and Agreement as to Expenses, will not result in a breach of any of the terms or provisions of, or constitute a default under, as the case may be, the FPL Group Charter or the FPL Group Bylaws [/1/or the FPL Group Capital Charter or the FPL Group Capital Bylaws], or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to us to which FPL Group [/1/or FPL Group Capital,] or any of [/1/their respective] [/2/its] subsidiaries [/1/, as the case may be,] is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL Group [/1/or FPL Group Capital, each] together with [/1/their respective] [/2/its] respective subsidiaries taken as a whole [/1/, as the case may be].

                                      VII.

     To the best of our knowledge, no approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction, as to which we express no opinion, and other than those that have been obtained) is legally required for the authorization of the issuance and sale of the Junior Subordinated Debentures [/1/as guaranteed pursuant to the Subordinated Debenture Guarantee] or the Preferred Trust Securities as guaranteed pursuant to the Preferred Trust Securities Guarantee.

                                      VIII.

     The statements made in the Prospectus under the headings ["Description of Preferred Trust Securities," "Description of the Preferred Trust Securities Guarantee," and "Description of the Junior Subordinated Debentures [/1/and the Subordinated Guarantee,]" insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                                       IX.

     The Subordinated Indenture [/1/(including the Subordinated Debenture Guarantee)], the Preferred Trust Securities Guarantee Agreement and the Trust Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.

                                       X.

     The Agreement has been duly and validly authorized, executed and delivered by FPL Group[,1FPL Group Capital] and the Trust.

                                       XI.

     [The Preferred Trust Securities have been approved for listing on The New York Stock Exchange, Inc.]

     We herewith confirm as our opinion the statements under the caption "Material United States Federal Income Tax Consequences Relating to the Preferred Trust Securities" in the Prospectus.

     In rendering the foregoing opinion, we have assumed that the certificates representing the Common Trust Securities of the Trust (the "Common Trust Securities"), the Preferred Trust Securities and the Junior Subordinated Debentures will conform to specimens examined by us, that the Junior Subordinated Debentures will be duly authenticated by the Subordinated Indenture Trustee under the Subordinated Indenture, that the certificates representing the Common Trust Securities and the Preferred Trust Securities will, if required by the Subordinated Indenture, be duly countersigned by the transfer agent and duly registered by the registrar thereof, and that the Preferred Trust Securities and Junior Subordinated Debentures will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified. [Insert additional assumptions, if applicable.]

     Other than with respect to the opinion expressed in Paragraph VIII hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL Group [/1/and FPL Group Capital], certain of [/2/its] [/1/their] other legal counsel, [/2/its] [/1/their] independent public accountants and your representatives. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no belief), that [any part of] the Registration Statement, [at the Effective Date] [when such part became effective], contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, an untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We are members of the New York Bar and do not hold ourselves out as experts on the laws of Florida or the laws of Delaware. We do not pass upon matters governed by Florida law, including, without limitation, the incorporation of [/1/FPL Group Capital or] FPL Group, titles to property or franchises. As to all matters of Florida law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by Steel Hector & Davis LLP, Miami, Florida. As to all matters of Delaware law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by [Morris, James, Hitchens & Williams LLP], Wilmington, Delaware, including the assumptions, qualifications, limitations and exceptions therein. As to all matters of New York law, Steel Hector & Davis LLP is hereby authorized to rely upon this opinion as though it were rendered to Steel Hector & Davis LLP.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written permission. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                                       Very truly yours,


                                                       THELEN REID & PRIEST LLP

                                   SCHEDULE V

                      [LETTERHEAD OF HUNTON & WILLIAMS LLP]

                                                       [Date]




as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described

Ladies and Gentlemen:

     We have acted as counsel for you in connection with your several purchases from FPL Group [/1/Capital] Trust __ (the "Trust") of $___________ aggregate liquidation amount of its Preferred Trust Securities (the "Preferred Trust Securities"), which Preferred Trust Securities are guaranteed on a subordinated basis (the "Preferred Trust Securities Guarantee") by FPL Group, Inc. ("FPL Group") pursuant to the Preferred Trust Securities Guarantee Agreement dated as of __________ (the "Preferred Trust Securities Guarantee Agreement"), between FPL Group, as guarantor, and The Bank of New York, as Preferred Trust Securities Guarantee Trustee, and the related transactions. Capitalized terms used in this opinion but not defined shall have the meaning set forth in the Underwriting Agreement, dated __________, among FPL Group[/1/, FPL Group Capital Inc ("FPL Group Capital")] and the Trust (the "Agreement"). Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

     We have examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion.

     Based on the foregoing, we are of the opinion that:

     1. The Subordinated Indenture has been duly authorized by FPL Group [/1/Capital] by all necessary corporate action, has been duly and validly executed and delivered by [/1/FPL Group Capital and] FPL Group, and is a valid and binding obligation of FPL Group [/1/Capital] enforceable against FPL Group [/1/Capital] in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

     2. The Junior Subordinated Debentures are valid and binding obligations of FPL Group [/1/Capital] enforceable against FPL Group [/1/Capital] in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

     3. The Preferred Trust Securities Guarantee Agreement and the Agreement as to Expenses and Liabilities, dated as of __________, each has been duly authorized by FPL Group by all necessary corporate action, have been duly and validly executed and delivered by FPL Group, and is a valid and binding obligation of FPL Group enforceable against FPL Group in accordance with its respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.

     4. The Agreement has been duly authorized, executed and delivered by FPL Group[, 1FPL Group Capital] and the Trust.

     5.   [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02
and 333-102173-03 and] Registration Statement Nos. 333-______, 333-______-01,
333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05
([collectively,] the "Registration Statement"), at the Effective Date, and the Prospectus, at the 424 Date (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, upon which we do not pass and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, upon which we do not pass), complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder, and the Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement has become, and is, at the Closing Date, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect to the Registration Statement are pending or threatened under Section 8 of the Securities Act.

     6. The Subordinated Indenture (including the Subordinated Debenture Guarantee), the Preferred Trust Securities Guarantee Agreement and the Trust Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.

     7. The statements made in the Prospectus under the headings, "Description of Preferred Trust Securities," "Description of the Preferred Trust Securities Guarantee," and "Description of the Junior Subordinated Debentures [/1/and the Subordinated Guarantee]," insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     8. The Subordinated Indenture (including the Subordinated Debenture Guarantee), the Preferred Trust Securities Guarantee Agreement and the Trust Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.

     In passing on the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made or included therein by FPL Group, FPL Group Capital [/2/Inc ("FPL Group Capital")], the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __ and take no responsibility therefor, except insofar as such statements relate to us and as set forth in Paragraph 6 above. Other than with respect to the opinion expressed in Paragraph 6 hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to the matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL Group [/1/and FPL Group Capital] certain of [its] [their] legal counsel, [its] [their] independent public accountants and your representatives. On the basis of such review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no belief), that any part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, an untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is limited to the laws of the State of New York, the federal laws of the United States of America and, to the extent set forth herein, the law of the State of Florida. We have reviewed the opinion of even date herewith addressed to you of Steel Hector & Davis LLP, counsel for FPL Group [/1/and FPL Group Capital], required by Section __ of the Agreement, and we believe such opinion to be satisfactory. As to all mattes of Florida law, we have, with your consent, relied upon such opinion as to the matters covered in such opinion of Steel Hector & Davis LLP. We have also reviewed the opinions of even date herewith addressed to you by Thelen Reid & Priest LLP, counsel to FPL Group and [/1/,FPL Group Capital], and [Morris, James, Hitchens & Williams LLP], special Delaware counsel to FPL Group, [/1/FPL Group Capital] and the Trust, each required by Section __ of the Agreement, and we believe such opinions to be satisfactory. We have, with your consent, relied upon the opinion of [Morris, James, Hitchens & Williams LLP] as to the matters covered in such opinion relating to the laws of the State of Delaware, including the assumptions, qualifications, limitations and exceptions therein. We have assumed that the Junior Subordinated Debentures and Preferred Trust Securities will conform to specimens examined by us. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     This opinion is given to you solely for your use as the Underwriters in connection with the Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose without our express written consent. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                                       Very truly yours,

                                                       HUNTON & WILLIAMS

                                   SCHEDULE VI

             [LETTERHEAD OF MORRIS, JAMES, HITCHENS & WILLIAMS LLP]




as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described

                        Re: FPL Group [/1/Capital] Trust __
                            -------------------------------

Ladies and Gentlemen:

     We have acted as special Delaware counsel for FPL Group, Inc., a Florida corporation ("FPL Group")[, /1/FPL Group Capital Inc, a Florida corporation ("FPL Group Capital"),] and FPL Group [/1/Capital] Trust __, a Delaware statutory trust (the "Trust"), in connection with the matters set forth herein. This opinion letter is being furnished to you pursuant to Section 9(c) of the Underwriting Agreement (as defined below) relating to the Preferred Trust Securities issued today by the Trust representing preferred undivided beneficial interests in the assets of the Trust (each a "Preferred Trust Security" and collectively, the "Preferred Trust Securities").

     For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies furnished to us of the following:

     (a) The Trust Agreement of the Trust, dated as of ___________, by and among FPL Group, as depositor (the "Depositor"), and the trustees of the Trust named therein;

     (b) The Certificate of Trust of the Trust, as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on ___________ (the "Certificate");

     (c) The Amended and Restated Trust Agreement of the Trust, dated ___________ (including Exhibits B and C attached thereto) (the "Trust Agreement"), among the Depositor, the trustees of the Trust named therein (the "Trustees"), and the several Holders (as defined therein);

     (d) [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02
and 333-102173-03 and] Registration Statement Nos. 333-______, 333-______-01,
333-_______-02, 333-_______-03, 333-_______-04 and 333-______-05
([collectively,] the "Registration Statement") [/1/ each] on Form S-3, including a prospectus (the "Preliminary Prospectus"), relating, among other things, to the Preferred Trust Securities, as filed by FPL Group, FPL Group Capital [/2/Inc ("FPL Group Capital")], the Trust, FPL Group Capital Trust __, FPL Group [Capital] Trust __ and FPL Group Trust __ with the Securities and Exchange Commission on or about ___________;

     (e) The Prospectus Supplement, dated ___________ (together with the Preliminary Prospectus, the "Prospectus"), relating to the Preferred Trust Securities;

     (f) The Underwriting Agreement, dated ___________ (the "Underwriting Agreement"), among the Trust, FPL Group [/1/, FPL Group Capital,] and ___________ acting on its own behalf and on behalf of the other several underwriters referred to therein; and

     (g) A Certificate of Good Standing for the Trust, dated a recent date, obtained from the Secretary of State.

     The Common Trust Securities (as defined below) and the Preferred Trust Securities are hereinafter referred to collectively as the "Trust Securities." Unless otherwise defined herein, all capitalized terms used in this opinion letter shall have the meanings provided in the Trust Agreement, except that reference herein to any document shall mean such document as in effect on the date hereof.

     For the purposes of this opinion letter, we have not reviewed any documents other than the documents listed in paragraphs (a) through (g) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (g) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

     With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, (iii) the genuineness of all signatures, and (iv) such documents submitted to us in final or execution form have not been and will not be altered or amended in any respect material to our opinions as expressed in this letter and conform in all material respects to the final, executed originals of such documents.

     For purposes of this opinion letter, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended or terminated, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization,
(iii) the legal capacity of each natural person who is a party or signatory to the documents examined by us, (iv) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraphs 4 and 7 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Trust Security is to be issued on the date hereof by the Trust (the "Preferred Trust Security Holders") of a certificate for the Preferred Trust Security in the form of Exhibit C to the Trust Agreement evidencing ownership of such Preferred Trust Security in the name of such Person and the payment for the Preferred Trust Security acquired by it, all in accordance with the Trust Agreement and as described in the Prospectus, (vii) that the Preferred Trust

Securities are issued and sold to the Preferred Trust Security Holders in accordance with the Trust Agreement and as described in the Prospectus, (viii) the receipt by the Person to whom a Common Trust Security, representing common undivided beneficial interests in the assets of the Trust (each, a "Common Trust Security" and collectively, the "Common Trust Securities"), is to be issued on the date hereof by the Trust (the "Common Trust Security Holder") of a certificate for the Common Trust Security in the form of Exhibit B to the Trust Agreement evidencing ownership of such Common Trust Security in the name of such Person and the payment for the Common Trust Security acquired by it, all in accordance with the Trust Agreement and as described in the Prospectus, (ix) that the Common Trust Securities are issued and sold to the Common Trust Security Holder in accordance with the Trust Agreement and as described in the Prospectus, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act, 12 Del. C. ss. 3801, et seq. (the "Act") and filing documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of any offering materials relating to the Trust or the Trust Securities and we assume no responsibility for the contents of any such materials.

     Based upon the foregoing, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

     1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Act.

     2. The Trust Agreement constitutes a valid and binding obligation of the Depositor and Trustees party thereto, enforceable against such Depositor and Trustees in accordance with its terms.

     3. Under the Trust Agreement and the Act, the Trust has the requisite trust power and authority (i) to own its properties and conduct its business, all as described in the Prospectus under the caption [/2/ "FPL Group Trust I] [/1/"FPL Group Capital Trust II and FPL Group Capital Trust III"], (ii) to execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) to issue, and perform its obligations under, the Trust Securities.

     4. The Preferred Trust Securities have been duly authorized for issuance by the Trust and, when issued, executed and countersigned in accordance with the Trust Agreement and delivered against payment therefor in accordance with the Trust Agreement, will be validly issued and, subject to the qualifications set forth in paragraph 5 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

     5. Each Preferred Trust Security Holder, in such capacity, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note, however, that the Preferred Trust Security Holders may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.

     6. Under the Trust Agreement and the Act, the issuance of the Preferred Trust Securities is not subject to preemptive rights.

     7. Under the Trust Agreement and the Act, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by the requisite trust action on the part of the Trust.

     8. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement, and the compliance by the Trust with its obligations thereunder are not prohibited by (i) the Trust Agreement or the Certificate, or
(ii) any law or administrative regulation of the State of Delaware applicable to the Trust.

     9. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale by the Trust of the Preferred Trust Securities.

     10. The Preferred Trust Security Holders (other than those Preferred Trust Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

     The opinions in this letter are limited to the laws of the State of Delaware (other than the securities laws of the State of Delaware) and we have not considered and express no opinion on the effect of or concerning matters involving the laws of any other jurisdiction, or rules, regulations, orders and decisions relating to such laws, including, without limitation, (i) the federal laws of the United States of America, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and (ii) state securities or blue sky laws.

     The opinion expressed in paragraph 2 above is subject, as to enforcement, to the effect upon the Trust Agreement of (A) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (B) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

     We consent to your relying as to matters of Delaware law upon this opinion letter in connection with the Underwriting Agreement. We also consent to Steel Hector & Davis LLP, Thelen Reid & Priest LLP, and Hunton & Williams LLP relying as to matters of Delaware law upon this opinion letter in connection with opinions to be rendered by such counsel on the date hereof pursuant to the Underwriting Agreement. Further, we consent to The Bank of New York (in its capacity as trustee under the Subordinated Indenture, as trustee under the Trust Securities Guarantee, and as Property Trustee under the Trust Agreement) and The Bank of New York (Delaware) (in its capacity as Delaware Trustee under the Trust Agreement) relying as to matters of Delaware law upon this opinion letter in connection with the matters set forth in this opinion letter. Except as stated above, without our prior written consent, this opinion letter may not be furnished or quoted to, or relied upon by, any other Person or relied upon for any other purpose.

                                                       Very truly yours,